EXECUTION VERSION

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of October 23, 2019  (as may be amended, restated, supplemented, or otherwise modified from time to time, this “Agreement”), is made by Bluegreen Vacations Corporation, a Florida corporation (“Pledgor”), in favor of FIFTH THIRD BANK, in its capacity as Administrative Agent (in such capacity, together with its successors and assigns, the “Agent”) on behalf of itself as a Lender (as defined below) and the other Lenders.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of the date hereof (as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among Pledgor, as “Borrower” thereunder, TFRI 2013-1 LLC, a Delaware limited liability company (the “Pledged Entity”), and certain other Affiliates of Borrower, as “Guarantors” thereunder (together with Borrower and Pledgor, collectively, the “Loan Parties”), Agent, and the financial institutions party thereto from time to time as lenders (each a “Lender” and collectively, the “Lenders”), Agent and the Lenders have made available to the Loan Parties certain financial accommodations (the “Loans”);

WHEREAS, in conjunction with the Credit Agreement, Pledgor and the other Loan Parties entered into that certain Second Amended and Restated Security Agreement, dated as of the date hereof (as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, Pledgor is the record and beneficial direct owner of one-hundred percent (100%) of the Ownership Interests in the Pledged Entity;

WHEREAS, Pledgor directly benefits from the Loans made available to and continuing to be made available to it under the Credit Agreement and the other Loan Documents;

WHEREAS, in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement on the date hereof and to make the Loans and other financial accommodations in connection therewith, and in addition to the Liens and security interests granted to Administrative Agent pursuant to the terms and provisions of the Security Agreement, Pledgor has agreed to pledge the Pledged Collateral (as defined below) to Administrative Agent, for the benefit of Lenders, in accordance herewith;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Administrative Agent to enter into the Credit Agreement and to continue to make loans under the Credit Agreement,  it is agreed as follows:

1. Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Bankruptcy Code” means Title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Event of Default” means any Event of Default under the Credit Agreement or the commencement of any bankruptcy or insolvency proceeding with respect to Pledgor.

“Organizational Documents” shall mean, for the Pledged Entity, (a) that certain Second Amended and Restated Limited Liability Company Agreement of the Pledged Entity, dated on or about the date hereof and (b) the certificate of formation or other applicable charter document of the Pledged Entity filed with the applicable Governmental Authority, in each case as the same may be amended, restated, supplemented, or otherwise modified from time to time subject to the terms and provisions of this Agreement and the other Loan Documents.

“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.

“Pledged Equity” means all right, title, and interest of Pledgor in and to any Ownership Interests of the Pledged Entity.

“Secured Obligations” has the meaning assigned to such term in Section 3 hereof.

2. Pledge.  Without derogating in any way from the Liens and security interests granted by Pledgor pursuant to the terms and provisions of the Security Agreement or any other Loan Documents, Pledgor hereby pledges and grants to Administrative Agent a first priority and exclusive security interest in all of the following (collectively, the “Pledged Collateral”):

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(a) the Pledged Equity and any certificates representing the Pledged Equity, all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity;

(b) all rights and interests of every kind (including without limitation any economic rights, rights of governance and control, and rights to information) inuring to an owner of Pledged Equity or any portion thereof; and

(c) without duplication of the foregoing (or limiting it in any way) all rights, interests, and status of an owner of the Pledged Equity as a “Member” of the Pledged Entity.

3. Security for Obligations.  This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Credit Agreement and the other Loan Documents and all obligations of Pledgor now or hereafter existing under this Agreement or any other Loan Document to which Pledgor is bound or a party including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the “Secured Obligations”).

4. Delivery of Pledged Collateral.  All certificates evidencing the Pledged Collateral (together with the applicable transfer powers executed in blank) shall be delivered to and held by or on behalf of Administrative Agent pursuant hereto on the date hereof.  All Pledged Equity which are represented by certificates shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Administrative Agent.

5. Representations and Warranties. Pledgor represents and warrants to Administrative Agent that:

(a) other than any interest of the “Special Member” as set forth in the Organizational Documents of the Pledged Entity, Pledgor is, and at the time of delivery of the Pledged Equity to Administrative Agent will be, the sole holder of record and the sole beneficial owner of all Ownership Interests in the Pledged Entity, free and clear of any Lien thereon or affecting the title thereto, except for any Lien created or otherwise permitted by the Loan Documents;

(b) all of the Pledged Equity has been duly authorized, validly issued and are fully paid and if applicable, non‑assessable;
(c) Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Administrative Agent as provided herein;

(d) none of the Pledged Equity has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

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(e) (i) all of the Pledged Equity is presently owned by Pledgor as set forth in Section 5(a) above and (ii) none of the Pledged Equity is, as of the date hereof, represented or otherwise evidenced by certificates;

(f) as of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Equity;

(g) except for the filing of the necessary financing statements and other documents and the taking of all other necessary action to perfect the Liens of Administrative Agent, no consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Administrative Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as has been obtained prior to the date hereof and as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(h) this pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement, together with the filing of the appropriate financing statement with the appropriate filing authority, will create a valid, first priority and exclusive Lien on and a first priority, perfected security interest in favor of Administrative Agent in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien other than any Lien created or otherwise permitted by this Agreement;

(i) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law);

(j) other than any interest of the “Special Member” as set forth in the Organizational Documents of the Pledged Entity, the Pledged Equity constitute one-hundred percent (100%) of the issued and outstanding “Membership Interests” (as such term is defined in the Organizational Documents) or other Ownership Interests of the Pledged Entity owned by Pledgor;

(k) the execution, delivery and performance by Pledgor of this Agreement and the consummation of the transactions contemplated hereby and the creation and granting of the security interests and Liens contemplated hereby do not and will not (to the best of Pledgor’s knowledge and except as permitted by the Loan Documents)  (i) conflict with or violate any provision of any Applicable Law (including any judgment, decree or order of any court or other Governmental Authority) binding on or applicable to Pledgor or any of its properties or assets in effect on the date hereof, except to the extent that such conflict or violation could not, individually or in the aggregate, be expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of, constitute a default of or an event of default under, require any consent not obtained under, or result in or require the acceleration of any Indebtedness pursuant to, any indenture, agreement or other instrument to which Pledgor or any entity whose securities or other ownership interests constitute part of the Pledged Collateral is a party or by which it or they, or any of its or

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their respective properties or assets are bound or subject; (iii) if applicable, conflict with or violate any provision of the articles of incorporation or formation, by-laws, limited liability company agreement or similar documents of Pledgor or any agreement by and between Pledgor or any Person whose securities or other ownership interests constitute part of the Pledged Collateral and its shareholders, members, partners or other equity owners or among any such shareholders, members, partners or other equity owners; or (iv) result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of Pledgor (except as contemplated herein);  and

(l) there is no action, suit, proceeding or investigation pending or, to Pledgor’s knowledge, threatened against or affecting the Pledged Collateral, Pledgor, this Agreement or the transactions contemplated hereby, that questions or could reasonably be expected to prevent the validity of this Agreement or the right or ability of Pledgor to enter into this Agreement or to consummate the transactions contemplated hereby.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6. Covenants. Pledgor covenants and agrees that until the termination of the Credit Agreement and release of the Collateral thereunder in accordance with the terms of the Credit Agreement:

(a) without the prior written consent of Administrative Agent, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Loan Documents;

(b) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Administrative Agent from time to time may reasonably request in order to ensure to Administrative Agent and the Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the delivery of control agreements and the filing of any necessary UCC financing statements, which may be filed by Administrative Agent with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Administrative Agent, at Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

(c) Pledgor has and will defend the title to the Pledged Collateral and the Liens of Administrative Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens;

(d) without the prior written consent of Administrative Agent, Pledgor will not cause the Pledged Entity to issue or otherwise consent to the issuance of any additional Ownership Interests of the Pledged Entity; and

(e) without limiting the foregoing, the Pledged Entity shall not amend or otherwise modify (and Pledgor shall not consent to any such amendment or other modification of) any of

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Organizational Documents of the Pledged Entity in any manner that negatively affects the rights of Administrative Agent under this Agreement or any other Loan Document or the rights of Administrative Agent in the Pledged Collateral (including any rights arising following the exercise of Administrative Agent’s remedies under the Loan Documents as to the Pledged Collateral); and

(f) Without limiting the foregoing, Pledgor covenants and agrees that without the prior written consent of Administrative Agent, it will not approve any action by the Pledged Entity to (i) convert any Pledged Equity that, as of the date hereof, is uncertificated into certificated interests or (ii) otherwise issue any certificates evidencing or purporting to evidence any Pledged Equity.

7. Waiver of Transfer Restrictions; Acknowledgment of Control.  Pledgor hereby consents to the terms and conditions contained in this Agreement, to the transactions contemplated thereby and to all future amendments hereto, notwithstanding any limitations or restrictions on such transactions set forth in the Organizational Documents of the Pledged Entity or otherwise with respect to the transfer of the Pledged Equity.  Without limiting the foregoing, Pledgor:

(i) agrees that any rights of first refusal, options to purchase or other conditions or restrictions affecting the transfer of the Pledged Equity shall not be triggered by, or otherwise in any respect be applicable to, the execution and delivery of this Agreement or the exercise of Administrative Agent’s rights and remedies under this Agreement, as amended from time to time, and upon Administrative Agent’s exercise of its rights and remedies under this Agreement (as amended from time to time), Administrative Agent, any other Lender, a purchaser at a foreclosure sale of the Pledged Equity or such party’s designee shall be immediately and automatically admitted as an owner of the Pledged Entity with all ownership rights accruing to it (including, without limitation, all rights to distributions and voting) without the need to obtain the consent of any owner of the Pledged Entity or to provide or comply with a right of first refusal or option to purchase with the respect to the Pledged Equity in favor of any owner, the Pledged Entity or any other Person, notwithstanding anything in the Organizational Documents, any agreement amongst one or more of the Pledgor with respect to the Pledged Equity or otherwise to the contrary or in conflict thereof; and

(ii) acknowledges and agrees that (A) this Agreement is intended to, among other things, provide for the “control” (for purposes of Articles 8 and 9 of the applicable Uniform Commercial Code or other Applicable Law) of Administrative Agent of any Pledged Equity consisting of uncertificated securities and (B) the Pledged Entity will comply with all instructions originated by Administrative Agent directing it to transfer or redeem Pledged Equity and all other directions originated by Administrative Agent concerning the Pledged Equity, including, without limitation, directions to distribute to Administrative Agent proceeds of any such transfer or redemption or interest or dividends on the Pledged Equity originated by Administrative Agent (each, an “Instruction”), all without further consent by Pledgor or any other Person and (in each case) even if such Instructions are contrary to any of Pledgor’s instructions or demands; provided,  however, that consistent with Administrative Agent’s exercise of “control” with respect to the Pledged Equity, Administrative Agent hereby directs that at all times prior to the delivery by Administrative Agent to the Pledged Entity of a written notice of an Event of Default pursuant to the terms and provisions of the Credit Agreement (a “Default Notice”),  the

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Pledged Entity may comply with Instructions and other directions concerning the Pledged Equity originated by Pledgor;  provided further, that upon delivery by Administrative Agent to the Pledged Entity of written notice revoking any such Default Notice (whether upon the waiver by Administrative Agent of the related Event of Default or otherwise), the Pledged Entity may resume complying with Instructions and other directions concerning the Pledged Equity originated by Pledgor until the Pledged Entity receives any subsequent Default Notice.

8. Defaults and Remedies; Proxy.

(a) Administrative Agent (personally or through an agent) is hereby authorized and empowered as of the date hereof to (upon the occurrence of an Event of Default and during the continuation of such Event of Default), and concurrently with delivery of a Default Notice to Pledgor and the Pledged Entity: (i) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, (ii) exercise all rights, powers, options and remedies provided for in the Credit Agreement and the other Loan Documents or under the applicable Uniform Commercial Code or other Applicable Law, (iii) exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, (iv) exercise the voting and all other rights of governance and control as a holder with respect thereto, (v) collect and receive all cash dividends, interest, principal and other distributions made thereon and otherwise realize the economic rights with respect thereto, (vi) sell in one (1) or more sales after ten (10) days’ written notice to Pledgor of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral, and (vii) otherwise act with respect to the Pledged Collateral as though Administrative Agent was the outright owner thereof and a “Member” of the Pledged Entity.  All rights and remedies under this Agreement and the other Loan Documents are cumulative and are not alternative to or exclusive of any other rights or remedies Administrative Agent may have.  The partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.  Any sale shall be made at a public or private sale at Administrative Agent’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Administrative Agent may reasonably deem fair and Administrative Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or (to the maximum extent permitted by Applicable Law) any right of redemption.  Each sale shall be made to the highest bidder, but Administrative Agent reserves the right to reject any and all bids at such sale which, in its reasonable discretion, it shall deem inadequate.  Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Administrative Agent.  PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS ADMINISTRATIVE AGENT AS THE PROXY AND ATTORNEY‑IN‑FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED EQUITY, WITH FULL POWER OF SUBSTITUTION TO DO SO; PROVIDED, THAT SUCH PROXY AND ATTORNEY-IN-FACT SHALL ONLY BE EXERCISED BY ADMINISTRATIVE AGENT DURING THE EXISTENCE AND CONTINUANCE OF AN EVENT OF DEFAULT UPON DELIVERY OF A DEFAULT NOTICE TO PLEDGOR AND THE PLEDGED ENTITY WITH RESPECT THERETO.  THE

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APPOINTMENT OF ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE SECURED OBLIGATIONS HAVE BEEN INDEFEASIBLY PAID IN FULL, IN CASH AND OTHERWISE FULLY SATISFIED.  IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED EQUITY, THE APPOINTMENT OF ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED EQUITY WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, MEMBERS AND PARTNERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS, MEMBERS AND PARTNERS AND VOTING AT SUCH MEETINGS) AND TO TAKE ALL ACTIONS AS ADMINISTRATIVE AGENT MAY CONSIDER NECESSARY IN ITS SOLE DISCRETION TO PROTECT, PERFECT AND REALIZE UPON ITS LIEN AND SECURITY INTEREST IN THE PLEDGED COLLATERAL. SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED EQUITY ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED EQUITY OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT UPON WRITTEN NOTICE OF SAID EVENT OF DEFAULT TO PLEDGOR.  NOTWITHSTANDING THE FOREGOING, ADMINISTRATIVE AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, OTHER THAN DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ADMINISTRATIVE AGENT (as determined by a court of competent jurisdiction by final and nonappealable judgment).

(b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Administrative Agent, in its reasonable discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Administrative Agent may, on one or more occasions and in its sole discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided,  however, that any sale or sales made after such postponement shall be after ten (10) days’ written notice to Pledgor.

(c) [Intentionally omitted].
(d) [Intentionally omitted].

(e) If, at any time when Administrative Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”),  Administrative Agent may, in its sole discretion (subject only to applicable requirements of law),

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sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Administrative Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected.  Without limiting the generality of the foregoing, in any such event, Administrative Agent in its sole discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale;  provided, that such sale is negotiated and made at arms’ length, in good faith, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof.  In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Administrative Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

as to such other matters as Administrative Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be affected in compliance with the United States Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(f) Pledgor recognizes that Administrative Agent may be unable to affect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above.  Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor and the Pledged Entity would agree to do so.

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(g) Pledgor agrees to the maximum extent permitted by Applicable Law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so.  Pledgor further agrees that, following the occurrence and during the continuance of an Event of Default, it will not interfere with any right, power and remedy of Administrative Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Administrative Agent of any one or more of such rights, powers or remedies.  No failure or delay on the part of Administrative Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Administrative Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Administrative Agent’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

(h) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Administrative Agent, that Administrative Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against Administrative Agent in an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

9. No Waiver.  No delay on Administrative Agent’s part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Administrative Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Administrative Agent’s right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Administrative Agent’s rights as against Pledgor in any respect.

10. Assignment.  Administrative Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

11. Waivers.  Pledgor hereby waives setoff, counterclaim, recoupment, demand, presentment, protest, all defenses with respect to any and all instruments and all notices (other than such notices expressly required by this Agreement or any other Loan Document) and demands of any description (including, without limitation, notice of acceptance hereof, notice of any Loan or Loan Advance made, letter of credit issued, credit extended, collateral received or delivered), the pleading of any statute of limitations as a defense to any demand under any Loan Document, and any right to exercise or obtain any benefit from any rights of subrogation or otherwise in the nature of subrogation, whether following the exercise of rights and remedies by Administrative Agent or

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otherwise, against the Pledged Entity or Administrative Agent, it being the intention that Pledgor shall remain liable under the Loan Documents until all Secured Obligations shall have been indefeasibly paid in full in cash and otherwise performed and satisfied in full and the Credit Agreement (and any Commitments of the Lenders thereunder) terminated, notwithstanding any act, omission or anything else which might otherwise operate as a legal or equitable discharge of Pledgor. Without limiting the foregoing, Pledgor hereby acknowledges and agrees that Administrative Agent shall have no duty or obligation (whether under this Agreement or otherwise at law or equity) to take action at any time to protect any rights or benefits of subrogation for Pledgor.

12. Lien Absolute. All rights of Administrative Agent hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:
(a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(c) any exchange, release or non‑perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
(d) the insolvency of Borrower (or any of them); or

(e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor (except for a defense that the Secured Obligations are not then due and payable in accordance with the Loan Documents).

13. Release. Pledgor consents and agrees that Administrative Agent may at any time, or from time to time, in its sole discretion:
(a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

(b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Administrative Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Administrative Agent may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations.  Except as otherwise expressly provided in the Loan Documents, Pledgor hereby waives notice of acceptance of this Agreement, and also presentment,

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demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor.  No act or omission of any kind on Administrative Agent’s part shall in any event affect or impair this Agreement.

14. Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or the Pledged Entity for liquidation or reorganization, should Pledgor or the Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor’s or the Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.  This paragraph shall survive the repayment of the Secured Obligations and the termination of the Credit Agreement for the period of any applicable “voidable preference”, “fraudulent conveyance”, or otherwise pursuant to Applicable Law.

15. Miscellaneous.
(a) Administrative Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

(b) Pledgor agrees to promptly reimburse Administrative Agent for actual out‑of‑pocket expenses, including, without limitation, reasonable counsel fees, incurred by Administrative Agent in connection with the administration and enforcement of this Agreement.

(c) Neither Administrative Agent nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except to the extent of its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(d) THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, ADMINISTRATIVE AGENT AND ITS SUCCESSORS AND ASSIGNS.

(e) This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based on, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflicts of law provisions (other than Sections

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5-1401 and 5-1402 of the New York General Obligations law);  EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE Applicable LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE Applicable LAW OF SUCH STATE OR THE Applicable LAW OF THE STATE OF NEW YORK, AS APPLICABLE, SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER.

(f) Each of Pledgor and (by its acceptance hereof) Administrative Agent irrevocably and unconditionally submits, for itself and its property, to the non‑exclusive jurisdiction of the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and each of Pledgor and (by its acceptance hereof) Administrative Agent irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such Federal court.

(g) Each of Pledgor and (by its acceptance hereof) Administrative Agent irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, (i) any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in clause (e) above and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(h) Each OF PLEDGOR AND (BY ITS ACCEPTANCE HEREOF) ADMINISTRATIVE AGENT hereby (i) irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory), and (ii)(A) certifies that no representative, agent or attorney of any other person has represented, expressly or otherwise, that such other person would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this clause (h).

16. Severability.  In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall to such extent be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

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17. Notices.  All notices hereunder shall be provided as set forth in the Credit Agreement.  Any notices to Administrative Agent, the Pledged Entity, or Pledgor shall be at the address set forth in the Credit Agreement or at such other address as Administrative Agent, the Pledged Entity, or Pledgor may designate pursuant thereto.

18. Section Titles.  The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

19. Counterparts.  This Agreement may be executed in any number of counterparts (which shall, collectively and separately, constitute one agreement) and delivered by facsimile, portable document format (.pdf), or other electronic means, which facsimile, portable document format (.pdf), or other electronic signatures shall be considered original executed counterparts.

20. Continuing Agreement.  This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until the Facility Termination Date.  Upon such termination of this Agreement, the Administrative Agent shall, upon the request and at the expense of the Pledgor, forthwith release its Liens and security interests hereunder.

21. Benefit of Administrative Agent and the Lenders.

(a) In acting under or by virtue of this Agreement, the Administrative Agent shall be entitled to all the rights, authority, privileges, and immunities provided in the Credit Agreement, all of which provisions of said Credit Agreement (including Section 9 thereof) are incorporated by reference herein with the same force and effect as if set forth herein in their entirety.  The Administrative Agent hereby disclaims any representation or warranty to the Secured Creditors or any other holders of the Secured Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

(b) All security interests granted or contemplated hereby shall be for the benefit of Administrative Agent and the Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement, with any excess amounts remaining from proceeds or payments realized from the Pledged Collateral in accordance herewith after payment in full of all Secured Obligations to be delivered to Pledgor or as a court of competent jurisdiction shall direct.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

Pledgor:

BLUEGREEN VACATIONS CORPORATION,

a  Florida corporation

By:  /s/ Paul Humphrey_____________

Name:Paul Humphrey
Title:Senior Vice President, Finance, Capital

Markets and Mortgage Operations

[Signature Page]

Pledge Agreement

PLEDGE ACKNOWLEDGMENT AND

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement, and as the “Pledged Entity” referenced therein and the issuer of the “Pledged Equity” referenced therein, further:

(a) acknowledges that (i) the Pledged Equity is uncertificated securities, (ii) other than any interest of the “Special Member” as set forth in the Organizational Documents of the Pledged Entity,  the Pledged Equity comprises all “Membership Interests” issued by the undersigned, and (iii) Pledgor is the record owner and beneficial owner of all “Membership Interests” issued by the undersigned other than any interest of the “Special Member” as set forth in the Organizational Documents of the Pledged Entity;

(b) agrees that, without the prior written consent of Administrative Agent, the undersigned will not (i)(x) convert any Pledged Equity into certificated interests or (y) otherwise issue any certificates evidencing or purporting to evidence any Pledged Equity, (ii) amend or otherwise modify any of Organizational Documents of the undersigned in any manner that negatively affects the rights of Administrative Agent under the Pledge Agreement or any other Loan Document or the rights of Administrative Agent in the Pledged Collateral (including any rights arising following the exercise of Administrative Agent’s remedies under the Loan Documents as to the Pledged Collateral); and/or (iii) issue any additional Ownership Interests;

(c) acknowledges and agrees that (i) the Pledge Agreement is intended to, among other things, provide for the “control” (for purposes of Articles 8 and 9 of the applicable Uniform Commercial Code or other Applicable Law) of Administrative Agent of any Pledged Equity and (ii) the undersigned (A) will comply with all instructions originated by Administrative Agent directing it to transfer or redeem Pledged Equity and all other directions originated by Administrative Agent concerning the Pledged Equity, including, without limitation, directions to distribute to Administrative Agent proceeds of any such transfer or redemption or interest or dividends on the Pledged Equity originated by Administrative Agent (each, an “Instruction”), in each case even if such Instructions are contrary to any of Pledgor’s instructions or demands,  (B) will not require the further consent of, or seek further instruction from, Pledgor at any time (and without limiting the foregoing, the undersigned acknowledges and agrees that, pursuant to the Pledge Agreement, Pledgor has waived, among other things, all rights of first refusal, options to purchase or other conditions or restrictions with respect to the transfer of Pledged Equity in connection with the execution, delivery and enforcement of the Pledge Agreement);  provided,  however, that consistent with Administrative Agent’s exercise of “control” with respect to the Pledged Equity, Administrative Agent hereby directs that at all times prior to the delivery by Administrative Agent to the Pledgor and the Pledged Entity of a written notice of an Event of Default pursuant to the terms and provisions of the Credit Agreement (a “Default Notice”), the undersigned may comply with Instructions and other directions concerning the Pledged Equity originated by Pledgor  (provided, that upon delivery by Administrative Agent to the Pledged Entity of written notice revoking any such Default Notice (whether upon the waiver by Administrative Agent of the related Event of Default

[Acknowledgment]

Pledge Agreement

or otherwise), the Pledged Entity may resume complying with Instructions and other directions concerning the Pledged Equity originated by Pledgor until the Pledged Entity receives any subsequent Default Notice), and (C) without limiting the foregoing, will not agree with any Person not party to the Pledge Agreement that the undersigned will comply with Instructions originated by such Person; and

(d) agrees promptly to note on its books and records the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Collateral in the name of Administrative Agent or its nominee or the exercise of voting rights by Administrative Agent.

[Signature Page Follows]

[Acknowledgment]

Pledge Agreement

Acknowledged and Agreed:

TFRI 2013-1 LLC,

a Delaware limited liability company

By: /s/ Paul Humphrey_____________

Name:Paul Humphrey
Title:
President

[Acknowledgment]

Pledge Agreement